TeraWulf Expands Digital and Power Infrastructure Portfolio with Strategic Acquisitions in Kentucky and Maryland Acquisitions add 1.5 GW of load capacity, expanding energy-advantaged portfolio with on-site power generation TeraWulf’s platform more than doubles to 2.8 GW across five sites, supporting 250 – 500 MW of targeted new contracted capacity annually EASTON, Md., February 2, 2026 (GLOBE NEWSWIRE) -- TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), a leading owner and operator of vertically integrated digital infrastructure, today announced the expansion of its digital and power infrastructure portfolio through the acquisition of two strategically located brownfield infrastructure sites in Hawesville, Kentucky and Charles County, Maryland. Together, these acquisitions add approximately 1.5 gigawatts (GW) of capacity to TeraWulf’s portfolio and advance the Company’s strategy of developing energy-advantaged locations with near-term power availability, long-term scalability, and the ability to support customer demand and broader grid needs. Kentucky: Immediate access to power with scalable development potential In Kentucky, TeraWulf has acquired a former industrial site in Hawesville. The site includes more than 250 buildable acres for compute capacity and offers immediate access to robust power infrastructure, including multiple high-voltage transmission lines, an on-site energized substation, and a direct connection to the regional transmission network. The Hawesville site has approximately 480 MW of existing power availability, with the potential to further expand over time. Development is expected to occur in phases, allowing TeraWulf to scale efficiently alongside customer demand. The site is a critical part of the local power grid and the onsite load will significantly support system reliability and infrastructure costs as regional demand continues to grow. Strategically located within 300 miles of several major Midwest metropolitan areas, Hawesville offers low-latency connectivity, access to cost-competitive wholesale power, and valuable existing industrial infrastructure. Site redevelopment is expected to drive meaningful local economic benefits, including increased tax base, construction jobs, long-term skilled employment, workforce training, and targeted infrastructure upgrades. Maryland: Improving and expanding existing generation to support long-term load growth In Maryland, where TeraWulf is headquartered, the Company has acquired the Morgantown Generating Station, a grid-connected power generation facility with approximately 210 MW of operational generation capacity today, including substantial electrical infrastructure and associated real property, with the ability to expand to up to 1 GW. The acquisition establishes TeraWulf’s presence in the PJM market and reinforces the Company’s strategy of reinvesting in existing energy assets to support grid reliability and long-term economic activity. Morgantown’s power generation provides immediate electricity to the grid, while the site’s scale and infrastructure, spanning approximately 250 buildable acres, create a pathway to expand generation capacity over time to support 1 GW of load. TeraWulf’s development approach currently contemplates constructing approximately 500 MW in an initial phase. The Company’s development plan is designed to ensure the site remains a net-positive energy supplier for the State of Maryland by pairing future onsite load with incremental generation capacity and battery storage. In addition to its energy attributes, Morgantown’s proximity to the Washington, D.C. metropolitan area and other Mid-Atlantic markets enhances its attractiveness for compute- intensive uses that value scale, reliability, and access to major population and enterprise centers. The site’s existing power and industrial infrastructure provide a differentiated pathway to serve future demand while navigating the constraints of more saturated tech corridors. Development and reinvestment at Morgantown are expected to occur incrementally and in coordination with state and local stakeholders, with a focus on modernizing infrastructure, incorporating appropriate environmental mitigation and remediation, and preserving the site’s role as a productive and reliable energy asset. Morgantown’s existing industrial footprint reduces redevelopment timelines while enabling new employment, local investment, and the integration of modern generation, energy storage, and complementary uses over time. The closing of the Morgantown acquisition is subject to certain third-party consents and customary regulatory approvals, including from the Federal Energy Regulatory Commission (FERC). Building a scalable, power-forward data and energy infrastructure portfolio “These acquisitions reflect our strategy of reinvesting in existing energy infrastructure to support grid reliability, long-term economic activity, and responsible growth,” said Paul Prager, Chairman and Chief Executive Officer of TeraWulf. “Hawesville provides immediate access to scalable power, while Morgantown allows us to expand existing generation to meet growing load demand in a way that is net-positive for the grid. Across both sites, we have the unique ability to serve end users while also delivering critically needed surplus electricity.”

Prager added, “Regional diversity has become increasingly important as grid congestion, permitting timelines, and weather and policy considerations vary by market. Our approach allows us to accelerate execution, manage risk, create skilled jobs, support workforce development, and invest in critical infrastructure across multiple regions.” Together, the Kentucky and Maryland sites strengthen TeraWulf’s ability to deliver scalable, energy-advantaged infrastructure solutions while reinforcing the Company’s commitment to repurposing legacy industrial and energy assets in a manner that supports environmental stewardship, community investment, and the evolving needs of modern power and computing systems. With the addition of these sites, TeraWulf’s infrastructure portfolio now totals approximately 2.8 GW across five sites, including 642.5 MW of contracted capacity and 2.2 GW of owned pipeline capacity. This expanded development pipeline supports the Company’s disciplined growth strategy targeting 250 to 500 MW of new contracted capacity annually, aligned with customer demand, power availability, and regional grid conditions. About TeraWulf TeraWulf develops, owns, and operates sustainable, industrial-scale data center infrastructure in the United States, purpose-built for high-performance computing (HPC) hosting and bitcoin mining. Led by a team of veteran energy infrastructure entrepreneurs, TeraWulf is committed to delivering scalable compute capacity for next-generation AI and HPC customers. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward- looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) the ability to mine bitcoin profitably; (2) TeraWulf’s ability to attract additional customers to lease its HPC data centers; (3) TeraWulf’s ability to perform under its existing data center lease agreements; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) the ability to implement certain business objectives, including its bitcoin mining and HPC data center development, and to timely and cost-effectively execute related projects; (6) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (7) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; and (10) other risks and uncertainties detailed from time to time in TeraWulf’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward- looking statements and the discussion of risk factors contained in TeraWulf’s filings with the SEC, which are available at www.sec.gov. Investor inquiries: investors@terawulf.com Media inquiries: media@terawulf.com